                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2007 (February 19, 2007)
                                                --------------------------------------
                               ELECSYS CORPORATION
--------------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           KANSAS                      0-22760                 48-1099142
--------------------------------------------------------------------------------------
(State or other jurisdiction         (Commission          (IRS Identification
     of incorporation)               File Number)             Employer No.)

          846 N. Mart-Way Court, Olathe, Kansas                  66061
--------------------------------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)

    Registrant's telephone number, including area code      (913) 647-0158
                                                       -------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Elecsys Corporation (the "Company") announced today that Phillip Schoettlin has joined the Company as Vice President of Sales for its DCI, Inc. subsidiary.

     The Company has entered into a letter  agreement  with Mr.  Schoettlin  the principle terms of which include:

    (i)   an annual salary of $105,000;

    (ii)  an option grant of 15,000 shares of the Company's common stock under the Company's Incentive Stock Option Plan at an exercise price equal to the closing market price of the Company's common stock on the date of grant (February 19, 2007) and vesting in equal parts on each of
          February 19, 2008, February 19, 2009 and February 19, 2010;

    (iii) an annual bonus based  primarily on  profitability  goals approved by the Company's Board of Directors; and

    (iv)  participation in all of the Company's employee benefit programs.

A press release  announcing the hiring of Mr.  Schoettlin is attached  hereto as
Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     99.1 Press Release dated February 20, 2007.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

 Date:  February 20, 2007              ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number         Description

    99.1               Press release dated February 20, 2007.